July 2024 / © 2024 Remitly Inc. 1 Investor Presentation Second Quarter 2024 Earnings July 31, 2024

July 2024 / © 2024 Remitly Inc. 2 Disclosures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2024 financial outlook, forecasted fiscal year 2024 revenue and Adjusted EBITDA, seasonality in customer activity, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, the current inflationary environment, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to maintain the security and availability of our solutions, the success of any acquisitions or investments that we make, our ability to compete effectively, our ability to stay in compliance with applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of macroeconomic and geopolitical conditions, including regulatory changes, on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on Form 10-Q for the quarter ended June 30, 2024 and in our annual report on Form 10-K for the year ended December 31, 2023 filed with the SEC, which are available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. The guidance in this presentation is only effective as of the date given, July 31, 2024, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution of or reference to this deck following July 31, 2024 does not constitute re-affirming guidance by Remitly. Non-GAAP Financial Measures A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results.

July 2024 / © 2024 Remitly Inc. 2Q Strategic Overview 3 Matt Oppenheimer Co-Founder & CEO

July 2024 / © 2024 Remitly Inc. Localized marketing at attractive unit economics Unlock incremental customers and geographies Delight customers with fast, reliable and seamless experience Deepen customer relationships 4 1. Source: FXC Intelligence 2. Calculated using trailing twelve month send volume as of June 30, 2024 Consistent strategy to drive near and long-term growth and high returns Consumer Cross-Border TAM ~$1.8t1 Current Remitly Share2 ~2.5% 1

July 2024 / © 2024 Remitly Inc. 2Q24 Revenue $306m 31% Y/Y — 2Q24 Profitability ($12m) GAAP Net Loss $25m Adjusted EBITDA* 5 *Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. Second quarter results above expectations Vision Transform lives with trusted financial services that transcend borders

July 2024 / © 2024 Remitly Inc. 6 Quarterly Active Customers (thousands) Delivered strong quarterly active customer growth 5,033 +36% YoY 5,409 Record number of new customers Increasing customer engagement 5,911 1.8m increase 6,209 6,851 Predictable and durable customer behavior

July 2024 / © 2024 Remitly Inc. 7 1. Remitly internal data for 2Q 2024. 2. Disbursement speed reflects the time between when Remitly has the customer funds and when the funds are successfully disbursed (e.g., completed or available for pickup). * Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the appendix. Deep focus on end-to-end experience drives customer growth and lowers costs >90% Customer transactions disbursed in less than an hour1,2 >95% Transactions without customer support contact1 260 bps YoY 2Q24 non-GAAP customer support expense* as a % of revenue Focus areas across transaction lifecycle ● AI-driven virtual assistant ● Tailored onboarding for different customer needs—launched seafarer experience ● Additional lower cost and convenient pay in options ● Replace static transaction dollar limits with dynamic risk scoring Key outcomes

July 2024 / © 2024 Remitly Inc. 8 Record new customers efficiently acquired Deep data insights allow us to optimize CAC with customer lifetime value Increasing number of new customers from unpaid channels Elasticity testing driving incremental efficiencies Global payback 12 months <

July 2024 / © 2024 Remitly Inc. 9 2Q Financial Results Hemanth Munipalli CFO

July 2024 / © 2024 Remitly Inc. 2Q — Strong execution Scale 6.9m 36% growth in quarterly active customers over 2Q 2023 $13.2b 38% growth in send volume over 2Q 2023 Revenue $306m 31% growth in revenue over 2Q 2023 10 Profitability ($12m) GAAP Net Loss $25m Adjusted EBITDA* *Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

July 2024 / © 2024 Remitly Inc. 11 Strong Revenue Growth Note: $ in millions. 1) Marketing expense and other operating expenses are non-GAAP measures. Other operating expenses include non-GAAP customer support and operations expense, non-GAAP general and administrative expense and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. YoY % Growth 49% 43% 39% 32% 31% Marketing Investments to Drive Growth1 % of Revenue 21% 24% 27% 24% 24% % of Revenue 34% 35% 34% 33% 35% Improve Transaction Expense as a % of Revenue Four key focus areas to drive sustainable, long-term returns Deliver Scale Benefits in Other Opex1 % of Revenue 36% 37% 36% 36% 33%

July 2024 / © 2024 Remitly Inc. 2Q24 Year-over-Year Change Performance Drivers Revenue Growth 31% ● Strong existing customer activity ● Record new customers ● Geographic expansion diversifying revenue Transaction Expense as a % of Revenue 90 bps ● Reducing costs across pay in and disbursement network ● Temporary increase in fraud — expect normalization in back half of the year Selected Non-GAAP Operating Expenses as a % of Revenue1 CS 260 bps ● Product improvements driving lower contact rates ● Increasing automation including AI-driven virtual assistant G&A 80 bps ● Continued focus on operational efficiencies 12 Delivering operating efficiencies 1. Operating expenses are non-GAAP measures. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

July 2024 / © 2024 Remitly Inc. 2024 Outlook Raising revenue and Adjusted EBITDA outlook Key 2024 Assumptions ● Macro and FX environment consistent with 2Q24 ● Predictable and durable active customer trends ● Consistent seasonal patterns ● Third quarter year over year revenue growth of ~32% ● Adjusted EBITDA dollars balanced between third and fourth quarters $1,230m-$1,250m 2024E Revenue 30% to 32% YoY growth — $90m-$100m 2024E Adjusted EBITDA 13 Note: We expect to remain in a GAAP net-loss position in 2024. This guidance is only effective as of the date given, July 31, 2024, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following July 31, 2024 does not constitute re-affirming guidance.

July 2024 / © 2024 Remitly Inc. Q & A 14

July 2024 / © 2024 Remitly Inc. “ Kyong M. Remitly customer since 2024 Sends money from United States to South KoreaI love Remitly. I have recommended it to a few friends and they love it too. It’s convenient and safe. You can view the current exchange rates in real time and sending funds is right at your fingertips. 15 US image US image South Korea image South Korea image

July 2024 / © 2024 Remitly Inc. Appendix 16

July 2024 / © 2024 Remitly Inc. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted by (i) interest (income) expense, net, (ii) provision for income taxes, (iii) noncash charges of depreciation and amortization, (iv) gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, and (vii) certain acquisition, integration, restructuring, and other costs. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iii) certain acquisition, integration, restructuring, and other costs. We calculate revenue growth on a constant currency basis by translating current period GAAP revenue from foreign currency denominated subsidiary revenue at an exchange rate consistent with the prior period's average monthly rates, and then comparing it to the prior period reported GAAP revenue. Fluctuations in the United States Dollar compared to foreign currency resulted in a decrease to revenue of approximately $0.5 million for the three months ended June 30, 2024, when compared to foreign currency rates in the prior period. On a constant currency basis, revenue would have been up 31% as compared to the same quarter in the prior year. 17 Non-GAAP Financial Measures

July 2024 / © 2024 Remitly Inc. Reconciliation of operating expenses to non-GAAP operating expenses (in thousands) 2Q 2024 1Q 2024 4Q 2023 3Q 2023 2Q 2023 Customer support and operations $19,999 $20,119 $19,917 $21,190 $21,483 Excluding: Stock-based compensation expense, net 259 353 394 386 419 Excluding: Acquisition, integration, restructuring, and other costs - 758 - 749 - Non-GAAP customer support and operations $19,740 $19,008 $19,523 $20,055 $21,064 Marketing $77,056 $68,014 $75,343 $61,351 $53,600 Excluding: Stock-based compensation expense, net 4,521 3,979 3,930 4,525 4,727 Non-GAAP marketing $72,535 $64,035 $71,413 $56,826 $48,873 Technology and development $67,554 $63,206 $59,240 $57,014 $54,309 Excluding: Stock-based compensation expense, net 20,354 19,627 19,920 19,828 18,588 Excluding: Acquisition, integration, restructuring, and other costs - - 700 510 - Non-GAAP technology and development $47,200 $43,579 $38,620 $36,676 $35,721 General and administrative $45,889 $44,173 $48,657 $49,817 $39,490 Excluding: Stock-based compensation expense, net 12,023 10,129 11,716 11,834 11,466 Excluding: Donation of common stock - - - 4,600 - Excluding: Acquisition, integration, restructuring, and other costs - 710 (893) 1,642 316 Non-GAAP general and administrative $33,866 $33,334 $37,834 $31,741 $27,708 18 Non-GAAP Reconciliation

July 2024 / © 2024 Remitly Inc. 19 Non-GAAP Reconciliation Net loss ($12,091) ($21,080) ($35,021) ($35,655) ($18,850) Add: Interest income, net (1,197) (1,457) (1,461) (1,223) (776) Provision (Benefit) for income taxes 3,290 998 5,417 258 (143) Depreciation and amortization 3,907 3,678 3,484 3,418 3,187 Foreign exchange loss (gain) (5,962) 1,569 (8) (376) 1,482 Donation of common stock - - - 4,600 - Stock-based compensation expense, net 37,157 34,088 35,960 36,573 35,200 Acquisition, integration, restructuring, and other costs - 1,468 (193) 2,901 316 Adjusted EBITDA $25,104 $19,264 $8,178 $10,496 $20,416 Revenue $306,423 $269,118 $264,758 $241,629 $234,033 Adjusted EBITDA margin 8.2% 7.2% 3.1% 4.3% 8.7% Note: Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Reconciliation of net loss to Adjusted EBITDA and calculation of Adjusted EBITDA Margin (in thousands, except for percentages) 2Q 2024 1Q 2024 4Q 2023 3Q 2023 2Q 2023

July 2024 / © 2024 Remitly Inc. Thank you.